NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
EnerCom, Inc.
The 2009 Oil & Gas Conference™
August 11, 2009
Investor Presentation

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-
 looking statements to reflect events, circumstances or changes in expectations after the date of this report.
◆ Actual experience may differ and such differences may be material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on
 Form 10-Q.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Corporate Information
◆ Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide
Market Data (at 8/4/2009)
• Exchange/Ticker:  NYSE Amex: GOK
• Market Capitalization:  $156.1 MM
• Enterprise Value: $310.2 MM*
Trading Data (at 8/4/2009)
• Common Shares Out. 10.6 MM
• Avg. Volume (90 day)  80,760 shares/day
• Institutional Ownership 61%
Key Financial Data (at 6/30/2009)
• Cash    $22.6MM**
• Debt   $77.7MM
• Debt to Total Cap 24.9%
*Debt, Preferred Equity and Cash as of 6/30/09. **Includes $1.9 MM of restricted cash.
Institutional ownership as reported by Bigdough.

High-Value Niches	• International transition zone and shallow water seismic markets • Expertise in tough, challenging operating environments
Diversified International Customer Base	• Top customers include NOCs and large energy companies • No one customer accounted for more than 10% of business in 2008
Technological Leadership	• New multi-component recording systems improve data quality • Over $170 mm in equipment upgrades and new capacity in 2007-2008
Global Presence and International Experience	• Global presence enables ability to shift assets as markets dictate • Over 25+ years operating in hard-to-penetrate international markets
Improving Operational Efficiencies	• Focus on increasing utilization and eliminating downtime • Highly mobile crews offering timing and cost advantages to customers
Exposure to Growth Markets & Oil Prospects	• New growth opportunities from expansion into West Africa and emerging OBC market • Most international business is targeted to oil prospects

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

About Geokinetics

$400.0
$300.0
$200.0
$100.0
$0.0
$171
$239
$318
$300
2006
2007
2008
2009E

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Industry Dynamics
◆ Over 50% of Top 50 oil companies are NOC’s
 (Source: Petroleum Intelligence Weekly)
◆ International E&P budgets expected to decline 6% in 2009,
 compared to a 38% drop in U.S.
◆ Technical advances are bringing new activity in regions
 with known hydrocarbon systems
◆ U.S. shale plays still active and profitable
◆ U.S. projects generally focused on natural gas, while international projects are mostly targeting oil prospects
◆ Increasing demand for seabed seismic data acquisition
 (Transition Zone, Ocean Bottom Cable and 4D)
Source: Barclays Capital - The Original E&P Spending Survey , June 19, 2009.
International Exploration and Production Expenditures ($B)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

There’s No “Average” Job
◆ North America:
 ▪ Energy Sources: Vibrator Trucks vs. Dynamite
 ▪ Contract Types: Term vs. Turnkey
 ▪ Third party
◆ International:
 ▪ Crew customized to job
 ▪ Highly variable crew size (#’s of people and equipment):
 • New Zealand - 1,400 channels : 50 people : $2 MM job
 • Bolivia - 4,500 channels : 1,200 people : $80 MM job
 • Bangladesh - 6,500 channels : 1,800 people : $10 MM job
 ▪ Average job size increasing

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Leader in Transition Zone
◆ Purpose-built vessels designed for cost-effective mobilization by air, land or sea
 ▪ Up to 65’ in length,
 ultra shallow draft vessels
 ▪ Fit into 40’ containers
 ▪ Capable of operating
 150 ft. water depth
 ▪ Four Active Crews

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Emerging OBC Market
◆ Launched OBC operations Q4 2007
◆ Sole operator of Sercel SeaRay (2 Systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
 ▪ Enhancing operating efficiency
 ▪ Expanding operations
 ▪ One active crew with potential to split, one crew testing

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

The Value of Seismic Technology
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)
Geokinetics OBC
Streamer

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

E&P Project Cycle
Explore
 Develop
 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
¿ Increase drilling success rates
¿ Reduce finding and development costs
¿ Horizontal drilling driving seismic needs in later stages

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Global Seismic Crew Count
Data Source: IHS Energy.
◆ International markets grew to
 83% of total market from
 76%, driven by NOCs and
 IOCs targeting primarily oil

◆ U.S. and Canadian markets
 declined to 17% of total
 market from 24%, due to
 reduced commodity prices

◆ U.S. E&P spending in 2009
 expected to decline 38%,
 international E&P expected to
 decline only 6%
 (Source: Barclays Capital - The Original E&P Spending
 Survey 6/19/09)

◆ Global presence provides
 ability to redeploy assets
 to best markets
Region	Jun-2008	Jun-2009	Change
U.S.	72	59	-13
Canada	8	2	-6
U.S. & Canada	80	61	-19
Europe	33	34	+1
CIS	49	46	-3
Latin America	30	37	+7
Africa	61	74	+13
Middle East	22	34	+12
Far East	61	70	+9
Outside U.S. & Canada	256	295	+39
World Total	336	356	+20

Geokinetics

Data Acquisition

M-C Data Library

Land Seismic Crews

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Geophysical Market Overview
Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Land Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	US
Geokinetics		✓	✓	✓	✓	✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓	✓			✓	✓		✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓	✓	✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓

Global Presence:

As geographic markets change, allows easy redeployment of assets to the most attractive regions

Crews located in markets offering long-term work prospects

International Expertise:

Know-how for working in international markets provides more options than U.S.-only competition

Strategically located large pools of local management/technicians to draw on

Competitive Advantage

High-Value Niches:

Transition Zone and OBC capabilities

Better imaging than marine streamer techniques

Only company using Sercel SeaRay OBC equipment

Operational Efficiencies:

Purpose built state-of-art unique equipment

Common equipment increases productivity and cost-savings

Reducing mobilization costs by operating in markets with long-term work visibility

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Competitive Differentiation

Geokinetics

Apache CORPORATION

WOODSIDE

Eni

BR PETROBRAS

PETRONAS

eog resources

SEITEL

SEI SEISMIC EXCHANGE

Chevron

GEOPHYSICAL PURSUIT, INC.

Sonangol
PRODUZIR PARA TRANSFORMAR

PETRO ANDINA RESOURCES INC.

bp

Santos

OXY

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Choice of Leading Operators

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

2009 Business Strategy
Increase Profitability
Strengthen
Complementary
Service Offerings
¿ Leverage competitive advantage and expertise in
 difficult land environments and offshore shallow
 water zones to maximize profitability
¿ Better assist customers with full range of seismic services, from acquisition and processing to interpretation and management
¿ Redeploy assets to best markets
¿ Increase operational efficiencies
¿ Continually review and reduce overhead as required
Strengthen
Advantage in
Key Markets
¿ Concentrate assets in regions/countries where we are strongest
¿ Long-term work opportunities, fewer mobilizations
Continue to Leverage
Competitive Advantage
Maintain Liquidity and
Strong Balance Sheet
¿ Disciplined spending - reducing cap-ex by over 50% from 2008
¿ Maintain debt at 30% of book capital or less

150,000
120,000
90,000
60,000
30,000
0
Channel Count
$500
$400
$300
$200
$100
$0
Revenue ($MM)
82% CAGR
2004-2008
(Revenue)
$43
$243
$329
$358
$475
$292
YTD
9,000
32,000
75,000
108,000
122,500
122,500
2004
2005
2006
2007
2008
2Q 2009
Channel Count (at Period End)
Revenue

16

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Customer-Driven Investments
◆ Customer demand drives investments in new capacity

% of Revenue from Operations
100%
80%
60%
40%
20%
0%
100%
25%
75%
52%
48%
60%
40%
80%
20%
92%
8%
2005
2006
2007
2008
YTD 2009
Backlog at 6/30/09
North America
International

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Rising International Revenue
◆ Strong visibility for crew
 utilization through 2009

◆ Concentrating crews in markets
 offering long-term work
 opportunities keeps them
 working longer and improves
 margins
◆ Several long-term international
 jobs (9 months - 2 years),
 however, also many smaller
 jobs that can be consolidated to
 minimize downtime
◆ Can mobilize crews to most
 active markets worldwide to
 maximize utilization

Geokinetics

WILLISTON BASIN
Baaken Shale
Pinedale Field
GREEN RIVER BASIN
UINTA BASIN
DENVER BASIN
PARADOX BASIN
SAN JUAN BASIN
ANADARKO BASIN
DELAWARE BASIN
FT. WORTH BASIN
Fayetteville Shale
ARKOMA BASIN
Woodford Shale
Haynesville Shale
MICHIGAN BASIN
ILLINOIS BASIN
APPALACHIAN BASIN
Marcellus Shale
BLACK WARRIOR BASIN
LEGEND
Crews
Basin/Play
Scheduled Backlog
Office

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

U.S. Operations

Geokinetics

Calgary, Canada
Woking, U.K.
Denver, CO
Midland, TX
Houston, TX
United Arab Emirates, Dubai
Egypt, Cairo
Dhaka, Bangladesh
Bogota, Colombia
Singapore
Jakarta, Indonesia
Lima, Peru
Luanda, Angola
Rio de Janeiro, Brazil
Brisbane, Australia
Recent Operations
Offices
Land Crew Location
TZ/OBC Crew Location

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Global Operations

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Processing & Interpretation
Capabilities
◆ Full suite of onshore and offshore proprietary seismic data processing services and interpretation products
 ▪ Geophysical processing
 ▪ Interpretation / well log analysis (existing database)
 ▪ Software
 ▪ Consulting Services
◆ Advanced Technologies for processing new data and reprocessing old data with new methods
 ▪ AVO, pre-stack time and depth imaging
 ▪ Multi-component and 4D
◆ Global Reach
 ▪ Offices in US and UK
 ▪ P&I services stretch to all regions of the globe
◆ Complements data acquisition services
 ▪ GROWTH OPPORTUNITY for follow on work to Company field crews;
 currently less than 5%

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Financial Highlights

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Capitalization
	12/31/2007	12/31/2008	6/30/2009
Cash, equivalents and restricted cash (1)	$ 16,843	$23,262	$22,585
Long-term debt and capital leases (including current portion):
Credit facility	40,537	43,979	36,869
Other debt	39,375	46,967	40,865
Total debt	79,912	90,946	77,734
Debt as % capitalization	29.4%	28.8%	24.9%

Convertible preferred stock	60,926	94,862(2)	98,956(2)
Stockholders’ equity	130,965	129,680	135,795
Total capitalization	$271,803	$315,488	$312,485
(1) Includes $1.3 million, $9.9 million and $1.9 million of restricted cash at 12/31/07, 12/31/08 and 6/30/09, respectively.
(2) Completed the sale of 120,000 additional shares of convertible preferred stock and 240,000 warrants for gross proceeds of $30.0 million on July 28, 2008.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Debt Status & Strategy
◆ $70 million Revolving Credit Facility ($36.9M @ 6/30/09)
 ▪ Financial Covenants:
 • Net Worth greater than $175M ($235M @ 6/30/09)
 • Fixed Charge Coverage > 1.10 (1.69 @ 6/30/09)
 • Capital Expenditures limited to $50M for 2009 and annually going forward
 • Facility comes due May 2012
◆ CIT Capital Leases ($20.2M @ 6/30/09)
 • Net Worth & Fixed Charge Covenant Mirroring Above
◆ Expect debt reduction in 2009 resulting from cash flow
 from operations & lower capital expenditures
◆ 2009 Cap-Ex budget reduced by over 50% from 2008
 to $37.3 million
◆ Goal is to maintain at most 30% debt to book capital
 with likely reduction

Revenue
$500
$400
$300
$200
$100
$0
$168
$243
$329
$358
$475
$292
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008
2009 YTD (Q2)

Adjusted EBITDA
$70
$60
$50
$40
$30
$20
$10
$0
$8
$31
$38
$34
$65
$55
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008
2009 YTD (Q2)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Adjusted Revenue and
EBITDA Growth
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 2006 as well as $3.2 million of one-time severance costs in 2007.

Geokinetics

- Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves

$160
$140
$120
$100
$80
$60
$40
$20
$0
111.0
71.6
89.6
85.5
120.2
113.6
123.1
117.8
146.9
144.8
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209

Pro Forma Adjusted EBITDA ($MM)

$35
$30
$25
$20
$15
$10
$5
$0
18.6
1.0
12.4
2.3
18.4
12.4
18.4
15.8
25.4
29.8
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209

Note: Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Quarterly Results
◆ Seasonality is prevalent in operations
 ▪ Results from a variety of factors including Canadian working season in Q2 and thaw in
 Q2, Colombian rainy season in Q2 and budgeting cycle of international companies
◆ Seasonality still present in Q2 2009, although offset by strong performance on long-term contracts
Pro Forma Quarterly Revenue ($MM)

Backlog Trend ($MM)
Int'l
NA
$600
$500
$400
$300
$200
$100
$0
127
156
156
165
209
172
238
173
235
182
273
139
380
129
463
85
359
57
292
26
3/31/2007
6/30/2007
9/30/2007*
12/31/2007*
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009

- NOC orders are 84% of international backlog (at 6/30/09)(1)
- TZ and OBC jobs are 30% of international orders (at 6/30/09)
- International order book is primarily focused on projects targeting oil

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Backlog Trend
1. Includes backlog with NOC’s or partnerships including NOC’s
$412
$417
$411
$381
$321
$283
$509
$548
$416
$318

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Capital Investments
◆ 2007: Invested $95 million
 ▪ Upgraded U.S. crews
 ▪ Expanded recording capacity
 ▪ Entered OBC market
◆ 2008: Invested $77 million
 ▪ Focused on increasing international channel count
 and seabed acquisition capacity
◆ 2009: Cap-Ex budget of $37 million,
 $21 million spent YTD (Q2)
 ▪ Primarily maintenance Cap-Ex
 ▪ Remainder focused on increasing seabed acquisition
 efficiency (new vessels & peripheral eqpmt.) and
 supporting long-term international contracts
◆ Maintenance Cap-Ex has historically averaged 3%
 to 4% of revenues
◆ Capital investment decisions historically based
 on an average expected payback of
 less than three years EBITDA
Sercel SeaRay

Price to Cash Flow Per Share (2009E) – 08/05/2009

20.0x
15.0x
10.0x
5.0x
0.0x

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Comparative Valuation
GOK
Source: Bloomberg, as of August 5, 2009. Companies in comparison include GOK, TRMA, HLX, ALY, TTI, KEG, CPX, DWSN, WEL, IO, SPN, SWSI,
BAS, GLF, CBI, WG, CFW CN, GLBL, BJS, NGS, RES, TDW, BHI, OII, HAL, TCW CN, FWLT, SGR, SLB, CLB, CRR.

1. High-value, hard-to-duplicate seismic services in transition zones, shallow water and difficult land environments
2. Global presence to position assets in the best markets worldwide
3. Strong customer list of large, well-capitalized NOCs and IOCs
4. Increasing profitability resulting from operational efficiencies and concentration of crews in attractive international markets
5. Maintaining and building liquidity for financial durability
6. Share price a value, relative to peers and book value
7. Well-positioned for 2009 based on recent investments and a strong backlog

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Why Invest in GOK?